SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 12, 2011

 Date of Report (date of earliest event reported):

GEOBIO ENERGY, INC.

 (Exact name of registrant as specified in its charter)

Colorado	333-67174	84-1153946
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

13110 NE 177th PL, # 169

Woodinville, WA 98072
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (970) 633-0436

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

On July 12, 2011, GeoBio, Inc., a Colorado corporation (“GeoBio”), entered into a stock purchase agreement (the "Agreement") with Lary Archer & Associates, Inc., Archer Equipment Rental, Inc., The Archer Company Inc., and Archer Testing Services, Inc., each a Texas corporation (together  referred to as “Archer”), under which Archer agrees to sell all (100%) of the issued and outstanding capital stock of Archer to GeoBio in exchange for total consideration (the “Purchase Price”) including an amount to be determined and equal to the product of the verifiable 12-month trailing cumulative “adjusted” earnings before interest, taxes, depreciation and amortization for the 12-months prior to the month preceding the month of the Closing Date, defined herein, multiplied by 4.5, payable as follows:

(i)	75% of the Purchase Price in cash, at closing (the “Cash Consideration”);

(ii)
12.5% of the Purchase Price in common stock of GeoBio (the “Equity Consideration”), at a per share price equal to the public, volume-weighted average closing-trading price per share of GeoBio’s common stock for the ten (10) trading days immediately prior to the closing and the ten (10) trading days immediately after the Closing Date; and

(iii)
12.5% of the Purchase Price in a 5-year, 8% promissory note (the “Note”).   The Note shall pay interest only during first year of the 5-year Note and equal payments of principal and interest payable on a quarterly basis during the second through the fifth year.

Additionally, the parties shall also enter into a pledge agreement in order to secure the Equity Consideration.

The Agreement is subject to, among other things, (i) Archer’s preparation and delivery to GeoBio, not later than 30 days prior to Closing, of audited financial statements prepared in compliance with GAAP and (ii) GeoBio’s raising and providing the Cash Consideration by the closing, which is scheduled for not later than October 12, 2011 (the “Closing Date”) .

Additionally, the Agreement provides that Lary Archer, president of Archer, agrees, prior to closing, to enter an employment agreement with GeoBio to remain president of Archer following the Closing Date.

Section 8– Other Events

Item 8.01Other Events

On July 14, 2011, GeoBio issued a press release regarding entry into the Archer Stock Purchase  Agreement, attached as Exhibit 99.14.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

 (d) Exhibits:

EXHIBIT NUMBER                DESCRIPTION                   LOCATION

10.34                      Acher Stock Purchase Agreement          Filed herewith

99.14                      Press release issued July 14, 2011          Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 14, 2011

GEOBIO ENERGY, INC.

By:	/s/ Laurence Shelver
Chief Executive Officer